SERVICER'S CERTIFICATE
    CHEVY CHASE HOME LOAN TRUST 1997-1
    6.55 % ASSET BACKED CERTIFICATES, SERIES 1997-1

    Monthly Payment Date:       February 20, 1998
    Monthly Collection Period:  January, 1998

         Under the pooling and Servicing Agreement, dated as of September 1, 1997, between Chevy Chase Bank, F.S.B. as
    Seller and Servicer and U.S. Bank National Association, doing business as First Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Monthly Payment Date and Monthly Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

    A. Information Regarding the Current Monthly Distribution.

      1. Certificates

        (a) The Aggregate amount of the
            distribution to Certificateholders ....$    1,984,472.14

        (b) The amount of the distribution
            set forth in paragraph A.1.(a)
            above in respect of interest
            Collections............................$      474,589.86

        (c) The amount of the distribution
            set forth in paragraph A.1.(a)
            above in respect of Certificateholders'
            Interest Carryover Shortfall...........$            0.00

        (d) The amount of the distribution
            set forth in paragraph A.1.(a)
            above in respect of Principal
            Collections............................$    1,509,882.28

        (e) The amount of the reimbursement of
            previous Liquidation Loss Amounts
            included in A.1(d).....................$            0.00

        (f) The amount of the aggregate
            unreimbursed Liquidation Loss
            Amounts after giving effect to the
            distribution in A.1.(a) above .........$            0.00


        (g) The amount of the distribution set
            forth in paragraph A.1.(a) above
            per $1,000 interest ...................$      20.8891804

        (h) The amount of the distribution
            set forth in paragraph A.1(b) above,
            per $1,000 interest ...................$       4.9956827

        (i) The amount of the distribution set
            forth in paragraph A.1.(c) above,
            per $1,000 interest ...................$       0.0000000

        (j) The amount of the distribution set
            forth in paragraph A.1.(d) above,
            per $1,000 interest ...................$      15.8934977


    B. Information Regarding the Performance of the Trust.

      1. Pool Balance and Certificate Principal Balance.

        (a) The Pool Balance at the close of business
            on the last day of the Monthly
            Collection Period......................$   85,438,291.98

        (b) The Certificate Principal Balance after
            giving effect to payments allocated to
            principal as set forth in Paragraph
            A.1(d) above...........................$   85,437,879.21

        (c) The number and aggregate principal
            balance of Loans which are delinquent
            by 30-59 days, 60-89 days and 90 or
            more days or at the end of the close
            of business on the last day of the
            preceding Monthly Collection Period:

              Days Delinquent                             Amount
                 30-59                         128      1,554,869.39
                 60-89                          60        546,942.90
                 90 or more                     30        328,200.91
                 Total                         218      2,430,013.20

        (d) The aggregate Liquidation Loss Amount
            for all Loans that became Liquidated Loans
            in the Monthly Collection Period....   $       94,763.45

      2. Servicing Fee.

            The aggregate amount of the Servicing
            Fee paid to the Servicer with respect
            to the preceding Monthly Collection
            Period.................................$       54,342.61

      3. Payment Shortfalls.

        (a) The amount of the Certificateholders'
            Interest Carryover Shortfall after
            giving effect to the payments set forth
            in paragraph A.1(b) above..............$            0.00

        (b) The amount of the Certificateholders
            Interest Carryover Shortfalls set
            forth in paragraph B.3.(a) above per
            $1,000 interest........................$       0.0000000

      4. Draws on Policy.

        (a) Amount of the distribution set forth
            in paragraph A.1(a) in respect of a
            draw on the Policy.....................$            0.00

        (b) Amount of the distribution set forth
            in paragraph A.1(b) in respect of a
            draw on the Policy.....................$            0.00

        (c) Amount of the distribution set forth
            in paragraph A.1(c) in respect of a
            draw on the Policy.....................$            0.00

      6. Reserve Fund

        (a) The Specified Reserve Fund Deposit Requ$    7,077,500.00
            and
            The amount on deposit in the
            Reserve Fund after giving effect to the
            distribution in paragraph A-1 (a)......$    5,015,723.18

        (b) The Reserve Fund Interest Transfer Amou$            0.00
            and
            The Reserve Fund Principal Transfer Amo$            0.00









                                Chevy Chase Bank, F.S.B.
                                Home Loan Trust 1997-1 Servicer

                                Mark A. Holles
                            By: ______________________________

                                Mark A. Holles
                                Vice President